Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Fourth Quarter 2021 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19-20
Financial Highlights	4	Leasing Activity	21
Income Statements	5	Lease Expirations by Square Feet	22
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	23
Cash Flow Statements	7	Capital Expenditures	24
Property Net Operating Income (NOI)	8

Reconciliation		Transaction Activity	25
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	26
Property NOI	11
		Net Asset Value Components	27
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	28
		EBITDA and NOI	29
Owned and Managed Portfolio Overview	14-17	AFFO	30

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of the COVID-19 pandemic and other potential infectious disease outbreaks and terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, any inability to dispose of properties on acceptable terms and any delays in the timing of any such anticipated dispositions, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			Dominion Towers, Denver, CO

December 31, 2021| Page 2

Company Information

Overview		Snapshot (as of December 31, 2021)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	24
		Total Square Feet	6.9 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,998,520
		Quarterly Dividend	$0.09
Our Business		Dividend Yield	6.1%

As of December 31, 2021, the Company owned and operated a portfolio of real estate consisting of 24 operating  properties and two managed Sponsored REITs.  From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire one of its Sponsored REITs. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, or for geographic or property specific reasons.

		Total Market Capitalization	$1.1 Billion (1)
		Insider Holdings	4.97%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Pershing Park Plaza, Atlanta, GA

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

December 31, 2021| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20
Income Items:
Rental revenue	$42,910	$50,326	$55,722	$58,623	$59,408
Total revenue	43,372	50,802	56,145	59,039	59,810
Net income (loss)	78,572	4,456	16,149	(6,460)	37,440
Adjusted EBITDA (a)*	17,518	22,900	24,930	26,556	26,409
FFO*	10,955	14,797	14,722	18,005	17,466
AFFO*	3,241	4,555	4,880	4,384	4,867

Per Share Data:
EPS	$0.75	$0.04	$0.15	$(0.06)	$0.35
FFO*	$0.10	$0.14	$0.14	$0.17	$0.16
AFFO*	$0.03	$0.04	$0.05	$0.04	$0.05
Weighted Average Shares (diluted)	105,098	106,905	107,359	107,328	107,328
Closing share price	$5.95	$4.64	$5.26	$5.45	$4.37
Dividend declared	$0.41	$0.09	$0.09	$0.09	$0.09

Balance Sheet Items:
Real estate, net	$1,190,970	$1,344,692	$1,413,547	$1,601,613	$1,602,016
Other assets, net	173,203	161,837	187,068	187,820	191,168
Total assets, net	1,364,173	1,506,529	1,600,615	1,789,433	1,793,184
Total liabilities, net	580,970	751,456	833,930	1,033,849	1,025,093
Shareholders' equity	783,203	755,073	766,685	755,584	768,091

Market Capitalization and Debt:
Total Market Capitalization (b)	$1,093,791	$1,165,136	$1,329,896	$1,532,439	$1,392,524
Total debt outstanding (excluding unamortized financing costs)	$475,000	$675,000	$765,000	$947,500	$923,500
Debt to Total Market Capitalization	43.4%	57.9%	57.5%	61.8%	66.3%
Net Debt to Adjusted EBITDA ratio (a)*	6.2	7.3	7.4	8.9	8.7

Operating Properties Leasing Statistics (c):
Operating properties assets	24	26	29	33	32
Operating properties total SF	6,911,225	7,671,275	8,228,148	9,548,810	9,331,489
Operating properties % leased	78.4%	80.0%	79.5%	81.9%	85.0%

(a)	Includes a $3,084 (or $12,336 annualized) charge during the three months ended December 31, 2020 from a lease write-off of a tenant in the travel industry that filed for bankruptcy on December 21, 2020, and includes accrued rent (all of which was included within rental revenue). Management believes excluding the impact of this write-off may be more useful in making period to period comparisons of our leverage ratio, and if such write-off were excluded, our Net Debt-to-Adjusted EBIDTA* ratio would have been 7.8 at December 31, 2020.
(b)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(c)	Excludes redevelopment properties.
*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

December 31, 2021| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

					For the					For the
	For the Three Months Ended				Year Ended	For the Three Months Ended				Year Ended
	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Revenue:
Rental	$58,623	$55,722	$50,326	$42,910	$207,581	$62,567	$60,398	$61,834	$59,408	$244,207
Related party revenue:
Management fees and interest income from loans	410	417	419	454	1,700	403	405	400	402	1,610
Other	6	6	57	8	77	13	5	13	—	31
Total revenue	59,039	56,145	50,802	43,372	209,358	62,983	60,808	62,247	59,810	245,848

Expenses:
Real estate operating expenses	15,939	15,352	14,373	15,217	60,881	17,298	15,470	16,730	17,442	66,940
Real estate taxes and insurance	12,366	11,895	10,200	6,600	41,061	11,762	12,307	12,279	12,042	48,390
Depreciation and amortization	24,381	19,136	18,862	16,165	78,544	22,338	22,245	22,076	21,899	88,558
General and administrative	4,146	3,962	3,749	4,041	15,898	3,525	3,817	3,817	3,838	14,997
Interest	8,600	10,054	7,928	5,691	32,273	9,063	8,980	8,953	9,030	36,026
Total expenses	65,432	60,399	55,112	47,714	228,657	63,986	62,819	63,855	64,251	254,911

Loss on extinguishment of debt	—	(167)	(236)	(498)	(901)	—	—	—	—	—
Gain on sale of properties, net	—	20,626	8,632	83,876	113,134	—	—	—	41,928	41,928
Income (loss) before taxes on income and equity in income of non-consolidated REITs	(6,393)	16,205	4,086	79,036	92,934	(1,003)	(2,011)	(1,608)	37,487	32,865
Tax expense on income	67	56	51	464	638	68	64	71	47	250
Equity in income of non-consolidated REITs	—	—	421	—	421	—	—	—	—	—

Net income (loss)	$(6,460)	$16,149	$4,456	$78,572	$92,717	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615

Weighted average number of shares outstanding, basic and diluted	107,328	107,359	106,905	105,098	106,667	107,269	107,287	107,328	107,328	107,303

Net income (loss) per share, basic and diluted	$(0.06)	$0.15	$0.04	$0.75	$0.87	$(0.01)	$(0.02)	$(0.02)	$0.35	$0.30

December 31, 2021| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2021	2020	2020	2020	2020
Assets:
Real estate assets:
Land	$189,155	$170,377	$161,767	$146,844	$191,578	$191,578	$191,578	$189,155
Buildings and improvements	1,954,838	1,731,690	1,630,729	1,457,209	1,941,952	1,964,308	1,983,979	1,938,629
Fixtures and equipment	13,308	11,643	11,727	11,404	11,917	12,250	12,714	12,949
	2,157,301	1,913,710	1,804,223	1,615,457	2,145,447	2,168,136	2,188,271	2,140,733
Less accumulated depreciation	555,688	500,163	459,531	424,487	506,251	522,238	538,622	538,717
Real estate assets, net	1,601,613	1,413,547	1,344,692	1,190,970	1,639,196	1,645,898	1,649,649	1,602,016

Acquired real estate leases, net	25,836	21,932	19,864	14,934	37,270	34,022	31,011	28,206
Cash, cash equivalents and restricted cash	4,113	24,180	9,731	40,751	17,283	2,890	4,840	4,150
Tenant rent receivables, net	4,337	3,116	2,681	1,954	3,609	4,192	4,007	7,656
Straight-line rent receivable, net	69,743	61,475	58,132	49,024	68,317	69,062	71,033	67,789
Prepaid expenses and other assets	5,873	5,405	5,547	4,031	7,486	6,506	6,538	5,752
Related party mortgage loan receivable	21,000	21,000	21,000	24,000	21,000	21,000	21,000	21,000
Office computers and furniture, net of accumulated depreciation	147	167	153	198	215	196	178	163
Deferred leasing commissions, net	56,771	49,793	44,729	38,311	53,251	51,669	51,765	56,452
Total assets	$1,789,433	$1,600,615	$1,506,529	$1,364,173	$1,847,627	$1,835,435	$1,840,021	$1,793,184

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$27,500	$—	$—	$—	$30,000	$30,000	$30,000	$3,500
Term loan payable, net of unamortized financing costs	717,668	563,151	473,648	274,286	766,124	766,493	766,863	717,323
Series A & Series B Senior Notes	199,219	199,260	199,301	199,342	199,055	199,096	199,137	199,178
Accounts payable and accrued expenses	63,456	50,799	59,309	89,493	57,076	55,712	69,905	72,058
Accrued compensation	1,390	2,309	3,482	4,704	1,335	2,278	3,634	3,918
Tenant security deposits	8,041	6,807	6,169	6,219	9,615	9,155	9,435	8,677
Lease liability	1,444	1,350	1,256	1,159	1,803	1,716	1,627	1,536
Other liabilities: derivative liabilities	13,698	9,425	7,583	5,239	23,035	22,958	20,157	17,311
Acquired unfavorable real estate leases, net	1,433	829	708	528	2,266	2,024	1,798	1,592
Total liabilities	1,033,849	833,930	751,456	580,970	1,090,309	1,089,432	1,102,556	1,025,093

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—	—
Common stock	11	11	11	10	11	11	11	11
Additional paid-in capital	1,357,131	1,357,469	1,349,225	1,339,226	1,356,794	1,357,131	1,357,131	1,357,131
Accumulated other comprehensive loss	(13,698)	(9,425)	(7,583)	(5,239)	(23,035)	(22,958)	(20,157)	(17,311)
Accumulated distributions in excess of accumulated earnings	(587,860)	(581,370)	(586,580)	(550,794)	(576,452)	(588,181)	(599,520)	(571,740)
Total stockholders’ equity	755,584	766,685	755,073	783,203	757,318	746,003	737,465	768,091
Total liabilities and stockholders’ equity	$1,789,433	$1,600,615	$1,506,529	$1,364,173	$1,847,627	$1,835,435	$1,840,021	$1,793,184

December 31, 2021| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Twelve Months Ended December 31,
	2021	2020	2019
Cash flows from operating activities:
Net income	$92,717	$32,615	$6,475
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	81,041	91,581	93,787
Amortization of above and below market leases	(34)	(313)	(402)
Shares issued as compensation	338	337	337
Loss on extinguishment of debt	901
Gain on sale of properties, net	(113,134)	(41,928)	—
Equity in income from non-consolidated REITs	(421)	—	—
Distributions from non-consolidated REITs	421	—	—
Decrease in allowance for doubtful accounts and write-off of accounts receivable	—	(13)	(71)
Changes in operating assets and liabilities:
Tenant rent receivables	5,702	(3,792)	158
Straight-line rents	(3,930)	(1,685)	(8,876)
Lease acquisition costs	(2,353)	(2,123)	(3,999)
Prepaid expenses and other assets	82	(129)	2,313
Accounts payable and accrued expenses	(11,096)	7,785	3,910
Accrued compensation	786	518	357
Tenant security deposits	(2,458)	(669)	3,027
Payment of deferred leasing commissions	(12,200)	(13,735)	(15,101)
Net cash provided by operating activities	36,362	68,449	81,915

Cash flows from investing activities:
Property improvements, fixtures and equipment	(64,833)	(77,919)	(70,746)
Investment in related party mortgage loan receivable	(3,000)	—	(2,400)
Repayment of related party mortgage loan receivable	—	—	52,060
Proceeds received from liquidating trust	—	—	1,470
Proceeds received from sales of properties	573,307	88,958	—
Net cash provided by (used in) investing activities	505,474	11,039	(19,616)

Cash flows from financing activities:
Distributions to stockholders	(38,491)	(38,628)	(38,603)
Stock repurchases	(18,244)	—	—
Borrowings under bank note payable	91,500	105,000	45,000
Repayments of bank note payable	(95,000)	(101,500)	(70,000)
Repayment of term loan payable	(445,000)	(50,000)	—
Deferred Financing Costs	—	—	(83)
Net cash used in financing activities	(505,235)	(85,128)	(63,686)
Net increase (decrease) in cash, cash equivalents and restricted cash	36,601	(5,640)	(1,387)
Cash, cash equivalents and restricted cash, beginning of period	4,150	9,790	11,177
Cash, cash equivalents and restricted cash, end of period	$40,751	$4,150	$9,790

December 31, 2021| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable					Year					Year
	Square Feet	Three Months Ended				Ended	Three Months Ended				Ended	Inc	%
(in thousands)	or RSF	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20	(Dec)	Change
Region
East	298	$390	$404	$405	$416	$1,615	$399	$404	$331	$403	$1,537	$78	5.1%
MidWest	1,000	3,139	3,183	3,470	3,293	13,085	3,412	3,062	2,999	3,141	12,614	471	3.7%
South	2,581	6,636	6,328	5,489	5,304	23,757	7,273	7,105	7,377	4,489	26,244	(2,487)	(9.5)%
West	2,625	10,369	9,902	10,144	10,103	40,518	11,463	11,211	10,975	11,007	44,656	(4,138)	(9.3)%
Property NOI* from Operating Properties	6,504	20,534	19,817	19,508	19,116	78,975	22,547	21,782	21,682	19,040	85,051	(6,076)	(7.1)%
Dispositions and Redevelopment Properties (a)	407	9,227	8,183	5,855	1,841	25,106	10,327	10,414	10,515	10,340	41,596	(16,490)	(10.7)%
Property NOI*	6,911	$29,761	$28,000	$25,363	$20,957	$104,081	$32,874	$32,196	$32,197	$29,380	$126,647	$(22,566)	(17.8)%

Same Store		$20,534	$19,817	$19,508	$19,116	$78,975	$22,547	$21,782	$21,682	$19,040	$85,051	$(6,076)	(7.1)%

Less Nonrecurring
Items in NOI* (b)		32	34	281	163	510	26	810	351	345	1,532	(1,022)	1.0%

Comparative
Same Store		$20,502	$19,783	$19,227	$18,953	$78,465	$22,521	$20,972	$21,331	$18,695	$83,519	$(5,054)	(6.1)%

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized. We also include properties that have been placed in service, but that do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

December 31, 2021| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Net income (loss)	$(6,460)	$16,149	$4,456	$78,572	$92,717	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615

Gain on sale of properties, net	—	(20,626)	(8,632)	(83,876)	(113,134)	—	—	—	(41,928)	(41,928)
Equity in income from non-consolidated REITs	—	—	(421)	—	(421)	—	—	—	—	—
FFO from non-consolidated REITs	—	—	421	—	421	—	—	—	—	—
Depreciation & amortization	24,349	19,130	18,861	16,169	78,509	22,265	22,170	21,989	21,820	88,244
NAREIT FFO*	17,889	14,653	14,685	10,865	58,092	21,194	20,095	20,310	17,332	78,931
Lease Acquisition costs	116	69	112	90	387	98	99	136	134	467
Funds From Operations (FFO)*	$18,005	$14,722	$14,797	$10,955	$58,479	$21,292	$20,194	$20,446	$17,466	$79,398

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$18,005	$14,722	$14,797	$10,955	$58,479	$21,292	$20,194	$20,446	$17,466	$79,398
Loss on extinguishment of debt	—	167	236	498	901	—	—	—	—	—
Reverse FFO from non-consolidated REITs	—	—	(421)	—	(421)	—	—	—	—	—
Distributions from non-consolidated REITs	—	—	421	—	421	—	—	—	—	—
Amortization of deferred financing costs	707	686	618	487	2,498	748	726	727	824	3,025
Shares issued as compensation	—	338	—	—	338	—	337	—	—	337
Straight-line rent	(1,904)	(1,041)	(245)	(827)	(4,017)	(966)	(377)	(1,293)	951	(1,685)
Tenant improvements	(4,491)	(4,277)	(3,952)	(1,881)	(14,601)	(10,716)	(13,531)	(8,022)	(837)	(33,106)
Leasing commissions	(2,597)	(1,922)	(2,371)	(1,319)	(8,209)	(2,730)	(603)	(2,033)	(7,432)	(12,798)
Non-investment capex	(5,336)	(3,793)	(4,528)	(4,672)	(18,329)	(4,527)	(6,581)	(6,373)	(6,105)	(23,586)
Adjusted Funds From Operations (AFFO)*	$4,384	$4,880	$4,555	$3,241	$17,060	$3,101	$165	$3,452	$4,867	$11,585

Per Share Data:
EPS	$(0.06)	$0.15	$0.04	$0.75	$0.87	$(0.01)	$(0.02)	$(0.02)	$0.35	$0.30
FFO*	0.17	0.14	0.14	0.10	0.55	0.20	0.19	0.19	0.16	0.74
AFFO*	0.04	0.05	0.04	0.03	0.16	0.03	0.00	0.03	0.05	0.11

Weighted Average Shares (basic and diluted)	107,328	107,359	106,905	105,098	106,667	107,269	107,287	107,328	107,328	107,303

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

December 31, 2021| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Net income (loss)	$(6,460)	$16,149	$4,456	$78,572	$92,717	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615
Interest expense	8,600	10,054	7,928	5,691	32,273	9,063	8,980	8,953	9,030	36,026
Depreciation and amortization	24,349	19,130	18,861	16,169	78,509	22,265	22,170	21,989	21,820	88,244
Income taxes	67	56	51	464	638	68	64	71	47	250
EBITDA (1)*	$26,556	$45,389	31,296	100,896	$204,137	$30,325	$29,139	$29,334	$68,337	$157,135
Loss on extinguishment of debt	—	167	236	498	901	—	—	—	—	—
Gain on sale of properties, net	—	(20,626)	(8,632)	(83,876)	(113,134)	—	—	—	(41,928)	(41,928)
Adjusted EBITDA (1)*	$26,556	$24,930	$22,900	$17,518	$91,904	$30,325	$29,139	$29,334	$26,409	$115,207

Interest expense	$8,600	$10,054	$7,928	$5,691	$32,273	$9,063	$8,980	$8,953	$9,030	$36,026
Scheduled principal payments	—	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$8,600	$10,054	$7,928	$5,691	$32,273	$9,063	$8,980	$8,953	$9,030	$36,026

Interest coverage ratio (1)	3.09	2.48	2.89	3.08	2.85	3.35	3.24	3.28	2.92	3.20

Debt service coverage ratio (1)	3.09	2.48	2.89	3.08	2.85	3.35	3.24	3.28	2.92	3.20

Debt excluding unamortized financing costs	$947,500	$765,000	$675,000	$475,000		$1,000,000	$1,000,000	$1,000,000	$923,500
Cash, cash equivalents and restricted cash	4,113	24,180	9,731	40,751		17,283	2,890	4,840	4,150
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$943,387	$740,820	$665,269	$434,249		$982,717	$997,110	$995,160	$919,350

Adjusted EBITDA (1)*	$26,556	$24,930	$22,900	$17,518		$30,325	$29,139	$29,334	$26,409
Annualized	$106,224	$99,720	$91,600	$70,072		$121,300	$116,556	$117,336	$105,636

Net Debt-to-Adjusted EBITDA ratio (1)*	8.9	7.4	7.3	6.2		8.1	8.6	8.5	8.7

*

See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28. Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

(1) Includes a $3,084 (or $12,336 annualized) charge during the three months ended December 31, 2020 from a lease write-off of a tenant in the travel industry that filed for bankruptcy on December 21, 2020, and includes accrued rent (all of which was included within rental revenue). Management believes excluding the impact of this write-off may be more useful in making period to period comparisons of our leverage, Interest coverage and Debt service coverage ratios, and if such write-off were excluded, our Interest coverage ratio and our Debt service coverage ratio for the three months ended December 31, 2020 would have each been 3.26, and our Net Debt-to-Adjusted EBIDTA* ratio would have been 7.8 at December 31, 2020.

December 31, 2021| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

					Year					Year
	Three Months Ended				Ended	Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20
Net income (loss)	$(6,460)	$16,149	$4,456	$78,572	$92,717	$(1,071)	$(2,075)	$(1,679)	$37,440	$32,615
Add (deduct):
Loss on extinguishment of debt	—	167	236	498	901	—	—	—	—	—
Gain on sale of properties, net	—	(20,626)	(8,632)	(83,876)	(113,134)	—	—	—	(41,928)	(41,928)
Management fee income	(465)	(403)	(380)	(311)	(1,559)	(478)	(446)	(484)	(464)	(1,872)
Depreciation and amortization	24,381	19,136	18,862	16,165	78,544	22,338	22,245	22,076	21,899	88,558
Amortization of above/below market leases	(32)	(6)	—	4	(34)	(73)	(75)	(86)	(79)	(313)
General and administrative	4,146	3,962	3,749	4,041	15,898	3,525	3,817	3,817	3,838	14,997
Interest expense	8,600	10,054	7,928	5,691	32,273	9,063	8,980	8,953	9,030	36,026
Interest income	(394)	(399)	(404)	(442)	(1,639)	(382)	(381)	(386)	(391)	(1,540)
Equity in income of non-consolidated REITs	—	—	(421)	—	(421)	—	—	—	—	—
Non-property specific items, net	(15)	(34)	(31)	615	535	(48)	131	(14)	35	104
Property NOI*	$29,761	$28,000	$25,363	$20,957	$104,081	$32,874	$32,196	$32,197	$29,380	$126,647

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

December 31, 2021| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	31-Dec-21	Components			31-Dec-21	Fee

Former BofA Revolver	12-Jan-22	$600,000	$—	Libor	+	1.55%	1.65%	0.30%
BofA Term Loan	12-Jan-23	400,000	110,000	Libor	+	1.75%	1.85%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.39%	+	1.65%	4.04%
Series A Senior Notes	20-Dec-24	116,000	116,000				4.49%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.76%

		$1,365,000	$475,000				3.77%

●	The table above is a summary of our debt as of December 31, 2021. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated in our Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	On January 10, 2022, we entered into a new BofA Revolver for borrowings of up to $217.5 million, which is a SOFR based loan. The new BofA Revolver matures on January 12, 2024. Simultaneously with the closing of the BofA Revolver, we terminated the Former BofA Revolver. On February 10, 2022, the Company increased its BofA Revolver availability by $20.0 million to $237.5 million as part of an accordion feature that is available to increase borrowing capacity up to an amount not exceeding $750 million in the aggregate.
●	The Former BofA Revolver was subject to a 30 basis point facility fee based on our credit rating and, when applied to our availability of $600 million at December 31, 2021. The new BofA Revolver is subject to a 35 basis point facility fee, which translates into approximately $0.8 million annually.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the future annualized amount of the amortization included in interest expense will be approximately $1.8 million.
●	On June 4, 2021, we repaid the JPM Term Loan, which then had $100 million outstanding, the BMO Term Loan Tranche A, which then had $55 million outstanding, and the drawn balance of our Former BofA Revolver, which then had $47.5 million outstanding.
●	On September 30, 2021 and October 25, 2021, we repaid $90 million and $200 million, respectively, of the BofA Term Loan, which had $400 million outstanding prior to such repayments.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.

December 31, 2021| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20
Market Data:
Shares Outstanding	107,328	107,395	105,633	103,999	107,269	107,328	107,328	107,328
Closing market price per share	$5.45	$5.26	$4.64	$5.95	$5.73	$5.09	$3.66	$4.37
Market capitalization	$584,939	$564,896	$490,136	$618,791	$614,653	$546,301	$392,821	$469,024
Total debt outstanding excluding unamortized financing costs	947,500	765,000	675,000	475,000	1,000,000	1,000,000	1,000,000	923,500
Total Market Capitalization	$1,532,439	$1,329,896	$1,165,136	$1,093,791	$1,614,653	$1,546,301	$1,392,821	$1,392,524

Dividend Data:
Total dividends declared for the quarter	$9,660	$9,659	$9,666	$9,506	$9,654	$9,654	$9,660	$9,660
Common dividend declared per share	$0.09	$0.09	$0.09	$0.41	$0.09	$0.09	$0.09	$0.09
Declared dividend as a % of Net income (loss) per share	(150)%	60%	216%	55%	(901)%	(465)%	(575)%	26%
Declared dividend as a % of AFFO* per share	220%	198%	211%	1330%	311%	5852%	280%	198%

Liquidity:
Cash, cash equivalents and restricted cash	$4,113	$24,180	$9,731	$40,751	$17,283	$2,890	$4,840	$4,150
Revolver:
Gross potential available under the BofA Revolver	600,000	600,000	600,000	600,000	600,000	600,000	600,000	600,000
Less:
Outstanding balance	(27,500)	—	—	—	(30,000)	(30,000)	(30,000)	(3,500)
Total Liquidity	$576,613	$624,180	$609,731	$640,751	$587,283	$572,890	$574,840	$600,650

*	See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

December 31, 2021| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20
Operating Properties:
Number of properties	24	26	29	33	32
Square feet	6,911,225	7,671,275	8,228,148	9,548,810	9,331,489
Leased percentage	78.4%	80.0%	79.5%	81.9%	85.0%

Redevelopment Properties (a):
Number of properties	—	1	1	1	2
Square feet	—	111,469	111,469	111,469	324,651
Leased percentage	0.0%	0.0%	0.0%	0.0%	48.0%

Total Owned Properties:
Number of properties	24	27	30	34	34
Square feet	6,911,225	7,782,744	8,339,617	9,660,279	9,656,140
Leased percentage	78.4%	78.8%	78.5%	81.0%	83.8%

Managed Properties - Single Asset REITs (SARs):
Number of properties	2	2	2	2	2
Square feet	348,545	348,545	348,545	348,545	348,545

Total Operating, Redevelopment and Managed Properties:
Number of properties	26	29	32	36	36
Square feet	7,259,770	8,131,289	8,688,162	10,008,824	10,004,685

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

December 31, 2021| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Owned Properties:

East Region							Midwest Region

Richmond, VA							Chicago
Innsbrook	Glen Allen	VA	298,183	57.2%	57.2%	$18.71	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%		$31.00
							909 Davis Street	Evanston	IL	195,098	93.3%	93.3%		$41.97
Charlotte, NC
Forest Park	Charlotte	NC	64,198	78.4%	56.4%	$24.68	Minneapolis
							121 South 8th Street	Minneapolis	MN	298,121	90.2%	87.0%		$24.01
							801 Marquette Ave	Minneapolis	MN	129,821	91.8%	64.4%		$19.61
							Plaza Seven	Minneapolis	MN	330,096	83.6%	85.3%		$34.27

East Region Total			362,381	61.0%	57.1%	$19.76	Midwest Region Total			1,130,231	90.5%	87.0%		$31.16

(a)	Weighted Occupied Percentage for the year ended December 31, 2021.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

December 31, 2021| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	207,049	41.1%	46.0%	$25.55	380 Interlocken	Broomfield	CO	240,359	60.5%	63.6%	$32.80
One Legacy Circle	Plano	TX	214,110	57.9%	56.6%	$38.35	1999 Broadway	Denver	CO	680,255	67.0%	67.6%	$32.72
Addison Circle	Addison	TX	289,325	75.8%	80.8%	$32.92	Greenwood Plaza	Englewood	CO	196,236	100.0%	100.0%	$25.79
Collins Crossing	Richardson	TX	300,887	84.4%	83.7%	$27.03	390 Interlocken	Broomfield	CO	241,512	99.4%	99.4%	$32.64
Liberty Plaza	Addison	TX	217,191	83.4%	73.6%	$22.61	1001 17th Street	Denver	CO	655,420	95.2%	95.3%	$36.24
							600 17th Street	Denver	CO	611,163	80.7%	83.9%	$32.73
Houston							West Region Total			2,624,945	82.1%	83.3%	$33.10
Park Ten	Houston	TX	157,609	72.0%	71.9%	$29.96
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$27.43	Total Owned Properties			6,911,225	78.4%	76.7%	$30.60
Park Ten Phase II	Houston	TX	156,746	95.0%	95.0%	$28.98
Westchase I & II	Houston	TX	629,025	57.6%	52.9%	$27.51

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	213,182	73.6%	67.2%	$26.15

Atlanta
Pershing Plaza	Atlanta	GA	160,145	76.6%	48.4%	$32.89

South Region Total			2,793,668	72.2%	68.9%	$28.65

(a)	Weighted Occupied Percentage for the year ended December 31, 2021.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

December 31, 2021| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet	MSA / Property Name	City	State	Square Feet

Southeast Region				Midwest Region

Atlanta				Indianapolis
Satellite Place	Duluth	GA	134,785	Monument Circle	Indianapolis	IN	213,760

Southeast Region Total			134,785	Midwest Region Total			213,760

				Total Managed			348,545

				Total Owned & Managed			7,259,770

December 31, 2021| Page 17

Tenants by Industry (By Square Feet)

Medical & Social Services 3%
Wholesalers 3%
Entertainment 3%
Manufacturing 4%
Insurance 4%
Government 4%
Architecture & Engineering 4%
Other 5%
Communications 5%
Banking 5%
General Business Services 5%
Real Estate 6%
Legal Services 7%
Professional Services 11%
Technology 13%
Oil & Gas 18%

December 31, 2021| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	135	248,399	3.6%	$2,923,656	1.8%
2	Ovintiv USA Inc. (b)	1	2	234,495	3.4%	10,059,274	6.2%
3	EOG Resources, Inc.	1	60	169,167	2.4%	6,196,587	3.8%
4	US Government (c)	2	49, 109	168,573	2.4%	5,992,002	3.7%
5	The Vail Corporation	1	99	164,636	2.4%	5,681,289	3.5%
6	Lennar Homes, LLC	1	183	155,808	2.2%	4,128,912	2.6%
7	Citicorp Credit Services, Inc	1	68	146,260	2.1%	4,766,613	2.9%
8	Kaiser Foundation Health Plan	1	29	120,979	1.8%	3,727,645	2.3%
9	Argo Data Resource Corporation (d)	1	20, 104	114,200	1.7%	3,371,184	2.1%
10	VMWare, Inc.	1	53	100,853	1.5%	3,510,693	2.2%
11	Deluxe Corporation (e)	1	187	98,922	1.4%	—	0.0%
12	Swift, Currie, McGhee & Hiers, LLP (f)	1	132	98,831	1.4%	—	0.0%
13	Ping Identity Corp.	1	54	89,856	1.3%	3,574,472	2.2%
14	ADS Alliance Data Systems, Inc.	1	54	67,274	1.0%	2,853,090	1.8%
15	PricewaterhouseCoopers LLP	1	85	66,304	1.0%	2,391,616	1.5%
16	DirecTV, Inc.	1	5	66,226	1.0%	2,040,423	1.3%
17	Hall and Evans LLC	1	92	65,878	0.9%	2,473,006	1.5%
18	WPX Energy, Inc.	1	4	65,846	0.9%	2,368,481	1.5%
19	Cyxtera Management, Inc.	1	97	61,826	0.9%	2,185,936	1.4%
20	Houghton Mifflin Co.	1	63	60,522	0.9%	2,472,907	1.5%

			Total	2,364,855	34.2%	$70,717,786	43.8%

Footnotes on next page

December 31, 2021| Page 19

20 Largest Tenants with Annualized Rent and Remaining Term

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2021 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Upon the lease maturity of Ovintiv USA Inc., 137,007 square feet has been leased by three new tenants as of March 1, 2022, with 35,088 square feet expiring in 2027, 67,856 expiring in 2031 and 34,063 square feet expiring in 2033.

(c) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(d) Includes 28,550 square feet expiring in 2023. The remaining 85,650 square feet expire in 2030.

(e) Lease commenced on July 1, 2021 and rent commences on August 1, 2022.

(f) Lease commences on October 1, 2022 and rent commences on October 1, 2023.

December 31, 2021| Page 20

Leasing Activity (Owned Portfolio)

	Year	Year	Year
	Ended	Ended	Ended
Leasing Activity (a)	31-Dec-21	31-Dec-20	31-Dec-19
(in Square Feet - SF)
New leasing	370,000	368,000	534,000
Renewals and expansions	665,000	762,000	883,000
	1,035,000	1,130,000	1,417,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$30.86	$28.47	$31.78
Weighted average lease term	7.7 Years	8.3 Years	8.3 Years

Increase over average GAAP rents in prior year (b)	2.5%	7.7%	10.9%

Average free rent	7 Months	5 Months	3 Months
Tenant Improvements	$25.89	$34.07	$34.44
Leasing Costs	$11.45	$11.36	$13.51

(a)  Leasing activity includes leasing at redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

December 31, 2021| Page 21

Lease Expirations by Square Feet (Owned Portfolio)

December 31, 2021| Page 22

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2022	54	(c)	503,150		$16,927,555	$33.64	10.5%	10.5%
2023	43		313,234		10,601,811	33.85	6.6%	17.1%
2024	50		738,892		23,275,750	31.50	14.4%	31.5%
2025	51		507,056		16,009,360	31.57	9.9%	41.4%
2026	31		532,267		19,064,325	35.82	11.8%	53.2%
2027	22		697,549		23,297,104	33.40	14.4%	67.6%
2028	15		273,175		7,513,529	27.50	4.7%	72.3%
2029	13		338,249		9,241,476	27.32	5.7%	78.0%
2030	8		422,110		13,861,254	32.84	8.6%	86.6%
2031	8		290,886		10,718,039	36.85	6.6%	93.2%
2032 and thereafter	37		798,533	(d)	10,887,055	13.63	6.8%	100.0%
Leased total	332		5,415,101		$161,397,258	$29.81	100.0%
Vacancies as of 12/31/21			1,496,124
Total Portfolio Square Footage			6,911,225

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year. Includes annualized rent from redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at December 31, 2021 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 3 leases that are month-to-month.
(d)	Includes 91,958 square feet that are non-revenue producing building amenities.

December 31, 2021| Page 23

Capital Expenditures

(in thousands)					Year
	For the Three Months Ended				Ended
	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21

Tenant improvements	$4,491	$4,277	$3,952	$1,881	$14,601
Deferred leasing costs	2,597	1,922	2,371	1,319	8,209
Non-investment capex	5,336	3,793	4,528	4,672	18,329
Total Capital Expenditures	$12,424	$9,992	$10,851	$7,872	$41,139

	For the Three Months Ended				Year Ended
	31-Mar-20	30-Jun-20	30-Sep-20	31-Dec-20	31-Dec-20

Tenant improvements	$10,716	$13,531	$8,022	$837	$33,106
Deferred leasing costs	2,730	603	2,033	7,432	12,798
Non-investment capex	4,527	6,581	6,373	6,105	23,586
Total Capital Expenditures	$17,973	$20,715	$16,428	$14,374	$69,490

First generation leasing and investment capital was $32.0 million for year ended December 31, 2021 and $19.7 million for the year ended December 31, 2020.

December 31, 2021| Page 24

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,657)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928

2017
Hillview	Milpitas	CA	36,288	1/6/17	$6,342	$2,289
East Baltimore	Baltimore	MD	325,445	10/20/17	32,547	(20,770)

2016
Lakeside I	Maryland Heights	MO	127,778	4/5/16	$20,189	$4,154
Federal Way	Federal Way	WA	117,010	12/16/16	7,500	(7,092)

December 31, 2021| Page 25

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	31-Dec-21	31-Dec-21

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	30-Jun-23	$24,000	$24,000	7.51%

			$24,000	$24,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

December 31, 2021| Page 26

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	31-Dec-21	Loans outstanding on secured RE	$24,000	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	during 2022 and 2023 (in 000's)	152
Shares outstanding	103,998.5	Straight-line rent receivable	49,024
Closing price	$5.95	Asset held for sale	—	Straight-line rental revenue current quarter	$827
Market capitalization	$618,791	Cash, cash equivalents and restricted cash	40,751
Debt	475,000	Tenant rent receivables	1,954	Management fee income current quarter	$11
Total Market Capitalization	$1,093,791	Prepaid expenses	2,869	Interest income from secured loans	443
		Office computers and furniture	198	Management fees and interest income from loans	$454
		Other assets:
	3 Months	Deferred financing costs, net	1,448
	Ended	Other assets: Derivative Market Value	—
NOI Components	31-Dec-21	Other assets - Right-to-Use Asset	1,086
			$121,330
Same Store NOI (1)	$19,116
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	19,116	Debt (excluding contra for unamortized financing costs)	$475,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	94,197	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$19,116	Tenant security deposits	6,219
		Other liabilities: lease liability	1,159	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	5,239
Financial Statement Reconciliation:			$581,814	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$42,910
Rental operating expenses	(15,217)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(6,600)
NOI from dispositions & redevelopment properties	(1,841)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(464)
Management & other fees (5)	328
Property NOI (1)	$19,116

December 31, 2021| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2021| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties.  We also exclude properties that have been placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

December 31, 2021| Page 29

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

December 31, 2021| Page 30

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

December 31, 2021| Page 31